Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G is being filed, and any amendments thereto will be filed, with respect to the ownership by each of the undersigned of shares of AC Immune SA. Each of the undersigned acknowledges that each shall be responsible for the timely filing of any required amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

AFFIRIS AG

By:	/s/ Fabian Larcher
Name:	Fabian Larcher

Title: Attorney-in-Fact, Authorized under Power of Attorney filed as Exhibit 24 to Schedule 13G

MIG GmbH & Co. Fonds 15 geschlossene Investment-KG

By: /s/ Michael Motschmann -

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

MIG Asset Trust GmbH By: /s/ Kristian Schmidt-Garve Name: Kristian Schmidt-Garve Title: Managing Director

MIG GmbH & Co. Fonds KG

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

MIG GmbH & Co. Fonds 5 KG i.L.

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

MIG GmbH & Co. Fonds 7 KG i.L.

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

MIG GmbH & Co. Fonds 11 KG i.L.

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

Dr. Matthias Hallweger By: /s/ Matthias Hallweger	Michael Motschmann By: /s/ Michael Motschmann	HMW Verwaltungs GmbH By: /s/ Pervin Persenkli Name: Pervin Persenkli Title: Managing Director

MIG GmbH & Co. Fonds 12 KG geschlossene Investment-KG

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

MIG Komplementär GmbH By: /s/ Rolf Eckhard Name: Dr. Rolf Eckhard Title: Managing Director

MIG GmbH & Co. Fonds 13 geschlossene Investment-KG

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

HMW Emissionshaus AG By: /s/ Matthias Hallweger Name: Dr. Matthias Hallweger Title: CEO

MIG Verwaltungs AG

By: /s/ Michael Motschmann

Name: Michael Motschmann

Title: Member of Board of Directors of MIG Verwaltungs AG

By: /s/ Kristian Schmidt-Garve

Name: Kristian Schmidt-Garve

Title: Member of Board of Directors of MIG Verwaltungs AG

HMW Komplementär GmbH By: /s/ Pervin Persenkli Name: Pervin Persenkli Title: Management Director

Santo Venture Capital GmbH By: /s/ Thomas Maier Name: Thomas Maier Title: Managing Director	Santo Holding (Deutschland) GmbH By: /s/ Thomas Maier Name: Thomas Maier Title: Managing Director	Athos KG By: /s/ Thomas Maier Name: Thomas Maier Title: Managing Director

FCPB Affi GmbH By: /s/ Stefan Heißerer Name: Stefan Heißerer Title: Managing Director	FCP Biotech Holding GmbH By: /s/ Stefan Heißerer Name: Stefan Heißerer Title: Managing Director	First Capital Partner GmbH By: /s/ Stefan Heißerer Name: Stefan Heißerer Title: Managing Director
we holding GmbH & Co. KG By: /s/ Stefan Heißerer Name: Stefan Heißerer Title: Managing Director of WE Verwaltungs GmbH as General Partner of we holding GmbH & Co. KG	Wolfgang Egger By: /s/ Wolfgang Egger